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                               ADDENDUM NUMBER ONE
                               -------------------

         This Addendum Number One ("Addendum") to the Real Estate Purchase and Sale Agreement ("Agreement") by and between Cedar Income Fund Partnership, L.P., as Seller and Southpoint Parkway Center, L.C., as Buyer, is entered into by and between Seller and Buyer, who, intending to be legally bound, hereby agree as follows:

         1. Buyer hereby rescinds its notice of termination dated March 4, 2002 and the Agreement, as amended by this Addendum, is hereby reinstated.

         2. Buyer contemporaneously with delivery of this Addendum shall re-deposit the Initial Deposit with Escrow Agent.

         3.       Any rights of Buyer to terminate the Agreement described in
                  Section 3 or 4 of the Agreement are hereby waived.

         4. The Closing Date shall occur not later than 75 days after the date Buyer receives a signed counterpart of this Amendment, time being of the essence.

         5. Seller has obtained a lease amendment with GSA extending the firm term of such lease for 8 additional months (until 8/14/04) and Seller agrees to pay for the applicable tenant improvement costs. The tenant improvement work shall commence as soon as reasonably practicable.

         6. The Purchase Price is unchanged, but the following adjustments shall be applied at Closing: (a) Seller shall receive a credit of $15,000 applicable to Seller's assumption of the obligation for tenant improvements in connection with the GSA Lease and
                  (b) Buyer shall receive a credit of $40,000 in lieu of the repairs recommended in Buyer's inspection report.

         7. The terms and conditions of the Agreement referenced above that are not modified herein shall remain in full force and effect.

         8. This Addendum and the Agreement which it modifies constitute all of the agreements between Seller and Buyer, and their effectiveness are not conditioned on any matter other than the execution of this document.


Dated:  March 20, 2002              CEDAR INCOME FUND PARTNERSHIP, L.P.
                                    By: Cedar Income Fund, Ltd.


                                    BY:_________________________________________
                                         Leo S. Ullman, President

Dated: March 20, 2002               SOUTHPOINT PARKWAY CENTER, L.C.


                                    BY:_________________________________________
                                         William S. Weisman, Managing Member